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                                  FORUM FUNDS

                               STEEPLEVIEW FUND

                       Supplement Dated March 1, 2007 to
                       Prospectus Dated January 29, 2007

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

Effective March 1, 2007, Grisanti Brown & Partners LLC, the Adviser to SteepleView Fund, is voluntarily absorbing all Fund fees and expenses that exceed 0.99%, and is also lowering the management fee it charges the Fund from 1.00% to 0.85%. As a result, the following two sections in the Fund's Prospectus are being amended:

1. On page 5, the following information replaces that previously provided under "Fee Table":

       The following tables describe the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts. Operating expenses have been restated to reflect current fees.

       SHAREHOLDER FEES
       (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

       Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of the offering price)                    None
       Maximum Sales Charge (Load) Imposed on Reinvested
         Distributions                                              None
       Maximum Deferred Sales Charge (Load) Imposed on Redemptions
         (as a percentage of the sale price)                        None
       Redemption Fee (as a percentage of amount redeemed)          None

       Exchange Fee (as a percentage of amount redeemed)            None

       ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

       Management Fees/(1)/                                         0.85%
       Distribution (12b-1) and/or Service Fees/(2)/                None
       Other Expenses/(3)/                                          0.82%

       TOTAL ANNUAL FUND OPERATING EXPENSES/(4)/                    1.67%
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(1) Effective March 1, 2007, the management fee is being reduced from 1.00% to
    0.85%. For the period from October 1, 2006 ending February 28, 2007, the management fee was 1.00%.

(2) The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing to shareholders. However, the Fund has temporarily suspended the making of any payments under the Rule 12b-1 plan. The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval. For the period ended September 30, 2006, the Fund did not accrue or pay any 12b-1 related expenses.

(3) Based on actual amounts for the Fund's fiscal year ended September 30, 2006.

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(4) Effective March 1, 2007, the Fund's Adviser has agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that Total Annual
    Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceed 0.99% of the Fund's average daily net assets. For the period from October 1, 2006 ending February 28, 2007, the Fund's Adviser agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceeded 1.50% of the Fund's average daily net assets. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.

       EXAMPLE:

       The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR        3 YEARS            5 YEARS           10 YEARS
       -------- -----------------  -----------------  -----------------
       $    170          $    526           $    907         $    1,976

2. On page 6, the second paragraph under "The Adviser" should read in its entirety as follows:

       Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 0.85% of the Fund's average annual daily net assets.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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